American Century International Bond Funds Prospectus Supplement International Bond Fund
Supplement dated February 10, 2015 ■ Prospectus dated November 1, 2014
The following replaces the Average Annual Total Returns table on page 5 of the prospectus:

Average Annual Total Returns For the calendar year ended December 31, 2013	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	-5.19%	2.20%	3.49%	—	1/7/1992
Return After Taxes on Distributions	-5.28%	1.30%	2.34%	—	1/7/1992
Return After Taxes on Distributions and Sale of Fund Shares	-2.94%	1.41%	2.33%	—	1/7/1992
Institutional Class Return Before Taxes	-5.00%	2.40%	—	4.13%	8/2/2004
A Class[1] Return Before Taxes	-9.70%	1.02%	2.75%	—	10/27/1998
C Class Return Before Taxes	-6.15%	1.17%	—	1.57%	9/28/2007
R Class Return Before Taxes	-5.68%	1.69%	—	2.08%	9/28/2007
Barclays Capital Global Aggregate Bond Index ex-USD (Unhedged) [2] (reflects no deduction for fees, expenses or taxes)	-3.08%	3.51%	4.35%	—
Barclays Capital Global Treasury ex-U.S. Bond Index (reflects no deduction for fees, expenses or taxes)	-4.88%	2.44%	4.15%	—	—

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

[2]
Effective November 1, 2014, the fund's benchmark changed from the Barclays Capital Global Treasury ex-U.S. Bond Index to the Barclays Capital Global Aggregate Bond Index ex-USD (Unhedged). The fund's investment advisor believes this index better represents the fund's portfolio composition, given the increased investment in corporate bonds.

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